UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                                             February  21, 2012
Date of report (Date of earliest event reported)

BRITTON & KOONTZ CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	0-22606	64-0665423
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Main Street, Natchez, Mississippi  39120
(Address of principal executive offices)(Zip Code)

(601) 445-5576
Registrant’s telephone number, including area code

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On February 21, 2012, Britton & Koontz Bank, N.A. (the “Bank”), the wholly-owned subsidiary of Britton & Koontz Capital Corporation (the “Company”), entered into a formal written agreement (the “Agreement”) with the Comptroller of the Currency of the United States (the “OCC”), the Bank’s primary regulator.  The Agreement became effective February 21, 2012 and will remain in effect and enforceable until it is amended by the Bank and the OCC or the OCC modifies, waives or terminates the Agreement in writing.  A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Agreement is based on the findings of the OCC during its on-site examination of the Bank as of July 6, 2011 (the “OCC Exam”).  Since the completion of the OCC Exam, the Bank’s Board of Directors (the “Bank Board”) and the Bank’s management have worked to address the findings of the OCC Exam.  The Bank Board and the Bank’s management are committed to taking the necessary actions to fully address the provisions of the Agreement within the timeframes identified in the Agreement.  In management’s opinion, the Bank has made measureable progress in addressing the requirements to date, and the Bank already has programs in place addressing most of the provisions of the Agreement.  The Bank continues to work in cooperation with the OCC to bring its policies and procedures into conformity with the OCC directives.

Under the terms of the Agreement, the Bank is required to take the following actions within the time frames specified in the Agreement:

-
create a compliance committee composed of at least three of the Bank’s directors (only one of whom may be a Bank employee) to monitor compliance with the Agreement and make quarterly reports to the Bank Board regarding actions the Bank has taken to comply with the Agreement and the results and status of these actions;

-	adopt, implement and adhere to a written program to reduce the high level of credit risk in the Bank and at least quarterly prepare a written assessment of its credit risk;

-
adopt, implement and adhere to a written program to ensure that the Bank’s officers and employees are timely identifying and accurately risk rating assets and employ or designate a sufficiently experienced and qualified person or firm to ensure the timely and independent identification of problem loans and leases;

-
adopt, implement and adhere to a written program to improve the Bank’s ongoing loan portfolio management and ensure that the Bank has the processes, personnel and control systems to ensure the implementation and adherence to this program;

-
obtain a current (or updated) independent appraisal of any loan secured by real property (1) where the loan’s appraisal violated federal regulations, (2) where the loan was criticized in the OCC Exam or by the Bank’s internal or external review and the loan is more than 12 months old, or (3) where the borrower is in default under the loan agreement, relevant financial information, in the view of the loan officer, does not support the ongoing ability of the borrower or any guarantor to perform the terms of the loan agreement, and the most recent appraisal is more than 12 months old;

-	obtain current and satisfactory credit information on all loans lacking such information;

-
ensure that proper collateral documentation is maintained on all loans and correct each collateral exception listed in the OCC Exam (or any subsequent examination) or in any listings of loans lacking such information;

-
review the adequacy of the Bank’s allowance for loan and lease losses and establish a program, approved in advance by the OCC, for the maintenance of an adequate allowance for loan and lease losses which incorporates relevant OCC guidance;

-	adopt, implement and adhere to a policy of the Bank to ensure that other real estate owned is managed in accordance with federal law and regulations;

-	adopt, implement and adhere to action plans for each parcel of other real estate owned valued in excess of $500,000.00;

-	adopt, implement and adhere to a written three-year capital program, approved in advance by the OCC;

-
adopt, implement and adhere to a three-year written strategic plan for the Bank, approved in advance by the OCC, that will establish objectives for, among other things, the Bank’s overall risk profile and growth, compliance with which will be a condition to the Bank’s payment of dividends to the Company.

In addition, the Bank must deliver to the OCC copies of the programs as well as periodic reports regarding various aspects of the foregoing actions.  The foregoing description is only a summary of the material terms of the Agreement and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1.

Entry in to the Agreement does not change the Bank’s “well-capitalized” status as of the date of this Current Report on Form 8-K.  However, in connection with the OCC Exam, the Bank has agreed to the OCC establishing higher individual minimum capital ratios for the Bank.  Specifically, the Bank must maintain a Tier 1 capital to adjusted total assets ratio of 8% – this ratio was 10.91% for the Bank at December 31, 2011 – and a total risk-based capital to risk-weighted assets ratio of 12% – this ratio was 19.22% for the Bank at December 31, 2011.

Item 7.01                      Regulation FD Disclosure.

In connection with the Bank’s entry into the Agreement and the Proposed IMCR, as described in Item 1.01 above, the Company issued a press release, the information contained in which is incorporated into this Item 7.01 by this reference.

The information contained in this Item 7.01, including the related information set forth in the attached press release incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise.  The information in this Item 7.01 shall not be incorporated into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number                      Description of Exhibit

10.1	Formal Written Agreement between the Comptroller of the Currency and Britton & Koontz Bank, N.A.

99.1	Press Release dated February 21, 2012 issued by Britton & Koontz Capital Corporation announcing the formal agreement between the Comptroller of the Currency and Britton & Koontz Bank, N.A.*

*	As described in Item 7.01 above, this Press Release is being furnished, and not filed, for purposes of Section 18 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRITTON & KOONTZ CAPITAL CORPORATION

Date: February 21, 2012             By:  /s/ W. Page Ogden
W. Page Ogden, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number                      Description of Exhibit

10.1	Formal Written Agreement between the Comptroller of the Currency and Britton & Koontz Bank, N.A.

99.1	Press Release dated February 21, 2012 issued by Britton & Koontz Capital Corporation announcing the formal agreement between the Comptroller of the Currency and Britton & Koontz Bank, N.A. *

*	As described in Item 7.01 above, this Press Release is being furnished, and not filed, for purposes of Section 18 of the Exchange Act.